                                                                    Exhibit 10.1

                                MAINSPRING, INC.

                  AMENDED AND RESTATED 1996 OMNIBUS STOCK PLAN

1.       Purpose and Eligibility
         -----------------------

         The purpose of this 1996 Amended and Restated Omnibus Stock Plan (the "Plan") of Mainspring, Inc. (the "Company") is to provide incentive and
 ----                             -------
non-qualified stock options, stock issuances and other equity interests in the Company (each, an "Award") to employees, officers, directors, consultants and
                   -----
advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained
                            -----------
in Section 11.

2.       Administration
         --------------

         a.   Administration by Board of Directors. The Plan will be
              ------------------------------------
administered by the Board of Directors of the Company (the "Board"). The Board,
                                                            -----
in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, to construe and determine the respective option agreement, Awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, to determine the terms and provisions of the respective option agreements and Awards, which need not be identical, to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any option agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

         b.   Appointment of Committee. To the extent permitted by applicable
              ------------------------
law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in
                                                  ---------
the Plan to the "Board" shall mean such Committee or the Board.
                 -----

         c.   Delegation to Executive Officers. To the extent permitted by
              --------------------------------
applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

         d.   Applicability of Rule 16b-3. Those provisions of the Plan which
              ---------------------------
makes express reference to Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act") or, any successor rules ("Rule 16b-3")
                           ------------                             ----------
or which are required in order for
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                                      -2-


certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a "Reporting Person").
                        ----------------

        e.    Applicability of Section 162 (m). Those provisions of the Plan
              --------------------------------
which are required by or make express reference to Section 162 (m) of the Internal Revenue Code or any regulations thereunder, or any successor section of the Code or regulations thereunder ("Section 162 (m)") shall apply only upon the
                                     ---------------
Company's becoming a company that is subject to Section 162 (m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162 (m) to fail to so qualify under
Section 162 (m).

        f.    Grant of Options to Directors. The selection of a director or an
              -----------------------------
officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a participant, the timing of the option grant or Award, the exercise price of the option or the sale price of the Award and the number of shares for which an option or Award may be granted to such director or officer shall be determined either (i) by the Board, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act, as such terms is interpreted from time to time. From the date on which the Company first has its Common Stock registered under the Exchange Act, non-employee directors of the Company are not eligible to receive options or awards of restricted stock under the Plan.

3.      Stock Available for Awards
        --------------------------

        a.    Number of Shares. Subject to adjustment under Section 3(c), the
              ----------------
aggregate number of shares of Common Stock of the Company (the "Common Stock")
                                                                ------------
that may be issued pursuant to the Plan is 3,926,908 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Except as may be prohibited by Rule 16b-3, (i) if an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent option grants or Awards under the Plan, and (ii) if restricted stock awarded under the Plan shall be repurchased by the Company, the repurchased shares subject to such Award shall again be available for subsequent option grants or Awards under the Plan.
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                                      -3-


        b.    Per-Participant Limit. Subject to adjustment under Section 3(c),
              ---------------------
no Participant may be granted Awards during any one fiscal year to purchase more than 2,500,000 shares of Common Stock.

        c.    Adjustment to Common Stock. In the event of any stock split, stock
              --------------------------
dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(f)(i) applies for any event, this Section 3(c) shall not be applicable.

4.      Stock Options
        -------------

        a.    General. The Board may grant options to purchase Common Stock
              -------
(each, an "Option") and determine the number of shares of Common Stock to be
           ------
covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

        b.    Incentive Stock Options. An Option that the Board intends to be an
              -----------------------
"incentive stock option" as defined in Section 422 of the Code (an "Incentive
                                                                    ---------
Stock Option") shall be granted only to employees of the Company and shall be
------------
subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option" or
                                                   -------------------------
"Nonqualified Stock Option."
 -------------------------

        c.    Dollar Limitation. For so long as the Code shall so provide,
              -----------------
options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options.

        d.    Exercise Price. The Board shall establish the exercise price (or
              --------------
determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable option agreement.
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                                      -4-


        e.    Duration of Options. Each Option shall be exercisable at such
              -------------------
times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

        f.    Exercise of Option. Options may be exercised only by delivery to
              ------------------
the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) or the option agreement for the number of shares for which the Option is exercised.

        g.    Payment Upon Exercise. Common Stock purchased upon the exercise of
              ---------------------
an Option shall be paid for by one or any combination of the following forms of payment:

              (i)      by check payable to the order of the Company;

              (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

              (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant (such shares not having been acquired within the prior six months by the Participant pursuant to a stock option exercise) valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant, with full recourse to the Participant, to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

        The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board.

        h.    Additional Option Provisions. The Board of Directors may, in its
              ----------------------------
sole discretion, include additional provisions in any Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Awards, or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

        i.    Acceleration, Extension, Etc. The Board may, in its sole
              ----------------------------
discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular options or
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                                      -5-


Awards granted under the Plan any be exercised or (ii) extend the dates during which all or any particular options or Awards granted under the Plan may be exercised.

        j.    Determination of Fair Market Value. If, at the time an Option is
              ----------------------------------
granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "fair market value" shall mean (i) the average (on that date) of
               -----------------
the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Market. However, if the Common Stock is not publicly-traded at the time an Award is granted under the Plan, "fair market
                                                                 -----------
value" shall be deemed to be the fair value of the Common Stock as determined by
-----
the Board after taking into consideration all factors which it deems appropriate.

5.      Restricted Stock
        ----------------

        a.    Grants. The Board may grant Awards entitling recipients to acquire
              ------
shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").
 ----------------------

        b.    Terms and Conditions. The Board shall determine the terms and
              --------------------
conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an
                          ----------------------
effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.      Other Stock-Based Awards
        ------------------------

        The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

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                                      -6-

7.      General Provisions Applicable to Awards
        ---------------------------------------

        a.    Transferability of Awards. Except as the Board may otherwise
              -------------------------
determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonstatutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the option which are applicable to the optionee. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        b.    Documentation. Each Award under the Plan shall be evidenced by a
              -------------
written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan.

        c.    Board Discretion. The terms of each type of Award need not be
              ----------------
identical, and the Board need not treat Participants uniformly.

        d.    Additional Award Provisions. The Board may, in its sole
              ---------------------------
discretion, include additional provisions in any Award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board.

        e.    Termination of Status. The Board shall determine the effect on an
              ---------------------
Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

        f.    Acquisition of the Company - Consequences of an Acquisition.
              -----------------------------------------------------------

              (i)   Acquisition Intended to be Accounted for as a
                    ---------------------------------------------
Pooling-of-Interests. Upon the consummation of an Acquisition (defined in
--------------------
section 7(g) below) intended to be accounted for as a pooling of interests: (x) all outstanding Awards shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Awards the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition and (y) the vesting provisions of all Awards held by a Participant shall become accelerated by one year in the event that any such Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated "without cause" (as defined below) or terminates his or her own
            -------------
employment "for good reason" (as defined below) after the consummation of the
            ---------------
Acquisition but prior to the first anniversary of the consummation of the Acquisition .

        Notwithstanding the foregoing paragraph, as to any Participant, the remaining unvested portion of any Option or Award held by such person shall become vested and exercisable in the event of an Acquisition to be treated as a pooling of interests, if the acceleration of such vesting is otherwise set forth in any employment offer letter, employment agreement, option agreement or other agreement with such person and such offer or agreement is executed at the time of, or reasonably contemporaneous with, the initial employment of the Participant or is otherwise set forth in any agreement which provides for the grant of additional Awards to a Participant following commencement of employment.

        It shall be deemed to be a constructive termination "without cause" or
                                                             -------------
"for good reason" if: (i) the Participant's responsibilities and executive
 ---------------
authority are actually reduced or actually diluted in any material way without the Participant's written consent; (ii) the Participant's annual salary or bonus arrangement is actually reduced in any material way without written consent;
(iii) the Participant is actually relocated to another office or facility to a location outside of a radius of 25 miles from any Company facility at which the Participant was employed at the time of the Acquisition and without the Participant's written consent; (iv) there occurs an actual termination of Participant's rights to any benefits to which he is entitled to or a reduction in scope or value thereof without the prior written consent of the Participant;
(v) there occurs an Acquisition, unless the successor to which all or a significant portion of the Company's business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of the Company under this Plan; or the successor to the Company shall have materially and adversely impaired Participant's rights under this Plan.

             (ii)   Acquisition Intended to be Accounted for under the Purchase
                    -----------------------------------------------------------
Method. Unless otherwise expressly provided in the applicable Option or Award,
------
upon the occurrence of an Acquisition intended to be accounted for under the purchase method, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(f)(ii), also the "Board"), shall, as
                                                              -----
to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options then outstanding shall become immediately exercisable in full and that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding shall become immediately exercisable in full and shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof.

         The Board or the board of directors of any entity assuming the obligations of the Company hereunder, may, as to outstanding Options, also take one or more of the following actions: (i) accelerate the date of exercise of such Options or of any installment of any such Options; or (ii) permit the exchange of all Options for the right to participate in any stock option or other employee benefit plan of any successor corporation.

         Notwithstanding the provisions of this Section 7(f)(ii), upon an Acquisition intended to be accounted for under the purchase method, the vesting provisions of all Awards held by a Participant shall, at a minimum, become accelerated by one year in the event that (i) the acquiring entity does not assume the Award or replace the Award held by such participant with a substantially similar Award, or (ii) any such Participant, who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition, is terminated "without cause" or
                                                              -------------
terminates his or her own employment "for good reason" prior to the first
                                      ---------------
anniversary of the consummation of the Acquisition.

         (iii) The foregoing provisions of this section 7(f) are subject in all instances to the approval of the Board and any accounting considerations for any acquisition which is intended to be treated as a "pooling of interests" transaction pursuant to the Accounting Principles Board (APB) Opinion No. 16, if any discretionary action by the Board of Directors would otherwise violate the accounting rules for treatment of the Acquisition as a "pooling of interests" under APB No. 16.

         g.   Acquisition Defined. An "Acquisition" shall mean: (x) any merger,
              -------------------      -----------
business combination, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); or (y) any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction).

         h.   Assumption of Options Upon Certain Events. In connection with a
              -----------------------------------------
merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         i.   Pooling-of-Interests Accounting. If the Company proposes to engage
              -------------------------------
in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the acquiring company's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

         j.   Parachute Payments and Parachute Awards. Notwithstanding the
              ---------------------------------------
provisions of Section 7(f), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the
                           ----------------
"aggregate present value" of the Parachute Awards would exceed the tax that, but
 -----------------------
for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present
                                                               -----------------
value" of an Award shall be calculated on an after-tax basis (other than taxes
-----
imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(j) shall be made by the Company.

         k.   Amendment of Awards. The Board may amend, modify or terminate any
              -------------------
outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(i), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         l.   Conditions on Delivery of Stock. The Company will not be obligated
              -------------------------------
to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         m.   Acceleration. The Board may at any time provide that any Options
              ------------
shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections

280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.       Withholding
         -----------

         The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issues upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligation, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

9.       No Exercise of Option if Engagement or Employment Terminated for Cause
         ----------------------------------------------------------------------

          If the employment of any Participant is terminated "For Cause," the
                                                              ---------
Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. For purposes of this Section 10, "For Cause" is conduct, as
                                              ---------
determined by the Board of Directors, involving one or more of the following:
(i) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the Participant of a felony, either in connection with the performance of his obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; or (vi) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; (vii) the failure of the Participant to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10.      Miscellaneous
         -------------

         a.       Definitions.
                  -----------

                  (i)     "Company," for purposes of eligibility under the Plan,
                           --------
shall include any present or future subsidiary corporations of Mainspring, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or
                                             ----------
future parent corporation of Mainspring, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a
 -------
direct or indirect significant interest, as determined by the Board in its sole discretion.

                  (ii)    "Code" means the Internal  Revenue Code of 1986,  as
                           ----
amended,  and any regulations promulgated thereunder.

                  (iii)   "Employee" for purposes of eligibility under the Plan
                           --------
shall include a person to whom an offer of employment has been extended by the Company.

         b.       No Right To Employment or Other Status. No person shall have
                  --------------------------------------
any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

         c.       No Rights As Stockholder. Subject to the provisions of the
                  ------------------------
applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

         d.       Effective Date and Term of Plan. The Plan shall become
                  -------------------------------
effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

         e.       Amendment of Plan. The Board may amend, suspend or terminate
                  -----------------
the Plan or any portion thereof at any time.

         f.       Governing Law. The provisions of the Plan and all Awards made
                  -------------
hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (Delaware), without regard to any applicable conflicts of law.


                                      Adopted  by the Board of  Directors on:

                                                   February 9, 2000

                                      Approved by the stockholders on:
                                                   March 29, 2000